UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 14, 2020
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6720 N. Scottsdale Road, Suite 190, Scottsdale, AZ 85253
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NES	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On March 4, 2020, the Securities and Exchange Commission (the “SEC”) issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which grants public companies a 45-day extension to file certain disclosure reports required by the Exchange Act and certain rules thereunder, as amended by Release No. 34-88465 issued on March 25, 2020 (as amended, the “Order”).

Nuverra Environmental Solutions, Inc. (the “Company”) is unable to file its Quarterly Report on Form 10-Q (the “Quarterly Report”) by the original deadline of May 15, 2020 due to the outbreak of, and local, state and federal governmental responses to, the coronavirus disease 2019 (“COVID-19”) pandemic. The impact of the COVID-19 pandemic on the Company’s operations and the uncertainty related thereto has adversely affected the Company’s ability to assess the potential impact and significance of various subsequent events in order to finalize the Company’s Quarterly Report. In addition, the Company’s operations have experienced disruptions due to the circumstances surrounding the COVID-19 pandemic including, but not limited to, suggested and mandated social distancing and stay home orders. These mandates and the resulting office closures and staff reductions have limited access to certain of the Company’s facilities and have created temporary and sporadic disruptions in communications and sharing of information among the Company’s management team, financial reporting and accounting staff, and other advisors involved in the preparation of the Quarterly Report. In addition, the Company’s management team has had to spend significant time and resources addressing the pressing business and operational issues resulting from the impact of the COVID-19 pandemic on the Company’s business and operations.

The Company is relying on the Order and is furnishing this Current Report on Form 8-K by the original filing deadline of the Quarterly Report. The Company anticipates that it will file its Quarterly Report no later than 45 days after May 15, 2020.

Risk Factors
In light of the COVID-19 pandemic, the Company is also supplementing its risk factors previously disclosed in the Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 10, 2020 (the “2019 Annual Report on Form 10-K”) and as amended by Form 10-K/A (Amendment No. 1) filed with the SEC on April 28, 2020, with the following risk factor:

Our business, results of operations and financial condition have been negatively impacted by the recent COVID-19 pandemic, along with an international oil supply conflict, and we expect this situation to have a significant adverse effect on our business, liquidity, reported results and financial condition for the remainder of 2020 and possibly beyond.

The COVID-19 outbreak emanating from China in December 2019 has impacted various businesses throughout the world. The outbreak was labeled as a global pandemic in March 2020 by the World Health Organization. Governments have enacted significant actions to mitigate the public health crisis, including enacting travel restrictions, the extended shutdown of certain non-essential businesses and shelter in place/stay at home orders in many of the impacted geographic regions. Additionally, beginning in early March 2020, the global oil markets have been negatively impacted by an oil supply conflict occurring when the Organization of Petroleum Exporting Countries and other major oil producing nations (“OPEC+”) were initially unable to reach an agreement on production levels for crude oil, at which point Saudi Arabia and Russia initiated efforts to aggressively increase production. The convergence of these events created the unprecedented dual impact of a dramatic decline in the demand for oil coupled with the risk of a substantial increase in supply. The resulting negative impact to oil prices was significant with the price per barrel of West Texas Intermediate Crude Oil plummeting 56% during March 2020. The result has been a significant slowdown in the global economy, and together, this has contributed to a material reduction in consumer demand for oil, dramatically lower oil prices, and negatively impacted customer demand for our services. Our operations and financial results to date have been negatively impacted by this situation, and we expect this situation to have a significant adverse effect on our business, liquidity, reported results and financial condition for the remainder of 2020 and possibly beyond.

These events have directly affected our business and have exacerbated the potential negative impact from many of the risks described in our 2019 Annual Report on Form 10-K, including those relating to our customers' capital spending and trends in oil and natural gas prices. For example, demand for our services is declining as our customers continue to revise their capital budgets downwards and swiftly adjust their operations in response to lower commodity prices.

The adverse impacts we have and may continue to experience include, but are not limited to, disruptions to customer demand for our services, to commodities markets generally, to the availability of fuel, equipment and other materials, to our workforce, to customer’s ability to pay outstanding invoices or to remain solvent, or to our business relationships with subcontractors and other third-parties. Other possible risks to our business include potential limitations on oil and gas production from regulations imposed by states and other jurisdictions, a change in demand for oil and natural gas resulting from fundamental changes in how people work, travel and socialize, or litigation risk and possible loss contingencies from the impact of COVID-19, including commercial contracts, employee matters and insurance arrangements. Any such disruptions could increase our costs or otherwise have a material adverse impact on our business operations, operating results and financial condition.

Additionally, our liquidity will be negatively impacted if consumer demand and oil prices do not return to normal levels. We may have to draw on amounts available under our revolving facility and otherwise seek additional forms of financing to meet our financial obligations. Obtaining such financing is not guaranteed, and is largely dependent upon market conditions and other factors. The current environment may make it even more difficult to comply with our covenants and other restrictions in our credit facilities, and a lack of confidence in our industry on the part of the financial markets may result in a lack of access to capital, any of which could lead to reduced liquidity, an event of default, inability to draw on amounts available under our revolving facility and delayed draw under our second lien term loan, the possible acceleration of our outstanding debt, the exercise of certain remedies by our lenders, or a limited ability or inability to refinance our debt.

The COVID-19 pandemic situation is dynamic, and updates on travel restrictions, shutdowns of non-essential businesses and shelter in place/stay at home orders are continually evolving. At this point, the extent to which COVID-19 may impact our liquidity, financial condition and results of operations is uncertain as the ultimate severity and duration of the outbreak is unknown. However, we expect that this situation will have a significant adverse effect on our business, liquidity, reported results and financial condition for the remainder of fiscal 2020 and possibly beyond.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the Exchange Act. You can identify these and other forward-looking statements by the use of words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “might,” “will,” “should,” “would,” “could,” “potential,” “future,” “continue,” “ongoing,” “forecast,” “project,” “target” or similar expressions, and variations or negatives of these words.

These statements relate to our expectations for future events and time periods. All statements other than statements of historical fact are statements that could be deemed to be forward-looking statements, and any forward-looking statements contained herein are based on information available to us as of the date of this Current Report on Form 8-K and our current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. Future performance cannot be ensured, and actual results may differ materially from those in the forward-looking statements. Some factors that could cause actual results to differ include, among others: the severity, magnitude and duration of the COVID-19 pandemic and international oil supply conflict, including impacts on our business, results of operations and financial condition; financial results that may be volatile and may not reflect historical trends due to, among other things, changes in commodity prices or general market conditions, acquisition and disposition activities, fluctuations in consumer trends, pricing pressures, transportation costs, changes in raw material or labor prices or rates related to our business and changing regulations or political developments in the markets in which we operate; and risks associated with our indebtedness, including changes to interest rates, decreases in our borrowing availability, our ability to manage our liquidity needs and to comply with covenants under our credit facilities, including as a result of COVID-19 and the oil supply conflict.

The forward-looking statements contained, or incorporated by reference, herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s views as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update any such forward-looking statements, whether as a result of new information, future events, changes in expectations or otherwise. Additional risks and uncertainties are disclosed from time to time in the Company’s filings with the SEC, including our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: May 14, 2020	By:	/s/ Joseph M. Crabb
	Name: Title:	Joseph M. Crabb Executive Vice President, Chief Legal Officer and Corporate Secretary